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Registrant: American Century Asset Allocation Portfolios, Inc.

File Number: 811-21591

Registrant CIK Number: 0001293210

The electronic format for filing FORM N-SAR does not provide adequate space for responding fully to Items 72DD,
72EE, 73A, 73B, 74U and 77V.  The complete answers are as follows:

For period ending 7/31/2006
Series Number:  1

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                   1,494
          Institutional Class                102
         2. Dividends for a second class of open-end company shares

         Advisor Class                        73
         R Class                               -

72EE)    1. Total capital gains for which record date passed during the period
         Investor Class                     58
         Institutional Class                 4
         Advisor Class                       3
         R Class                             -


73.     Distributions per share for which record date passed during the period:
      1. Dividends from net investment income
          Investor Class            $0.3092
          Institutional Class       $0.3312
          2. Dividends from a second class of open-end company shares

          Advisor Class             $0.2802
          R Class                   $0.2543


73.       Distributions per share for which record date passed during the period
1. Capital gains
          Investor Class            $0.012
          Institutional Class       $0.012
          Advisor Class             $0.012
          R Class                   $0.012

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class             8,065
         Institutional Class          940
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)


         Advisor Class                863
         R Class                       32

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $11.09
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Institutional Class        $11.10
         Advisor Class              $11.07
         R Class                    $11.06


For period ending  7/31/2006
Series Number:  2

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                     1,905
          Institutional Class                  702
         2. Dividends for a second class of open-end company shares

         Advisor Class                          64
         R Class                                 2

72EE)    1. Total capital gains for which record date passed during the period
         Investor Class                        101
         Institutional Class                    35
         Advisor Class                           4
         R Class                                 -


73.     Distributions per share for which record date passed during the period:
A)       1. Dividends from net investment income
          Investor Class            $0.3104
          Institutional Class       $0.3325
          2. Dividends from a second class of open-end company shares

          Advisor Class             $0.2835
          R Class                   $0.2520


74.      Distributions per share for which record date passed during the period
B) 1. Capital gains
          Investor Class            $0.0164
          Institutional Class       $0.0164
          Advisor Class             $0.0164
          R Class                   $0.0164

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class             9,763
         Institutional Class        2,728
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         Advisor Class                645
         R Class                       48




77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $11.49
         Institutional Class        $11.51
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)


         Advisor Class              $11.48
         R Class                    $11.46

For period ending  7/31/2006
Series Number:  3

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                742
          Institutional Class           122
         2. Dividends for a second class of open-end company shares

         Advisor Class                   34
         R Class                          1

72EE)    1. Total capital gains for which record date passed during the period
         Investor Class                  30
         Institutional Class              5
         Advisor Class                    2
         R Class                          -



73.     Distributions per share for which record date passed during the period:
      1. Dividends from net investment income
          Investor Class            $0.2982
          Institutional Class       $0.3219
          2. Dividends from a second class of open-end company shares

          Advisor Class             $0.2528
          R Class                   $0.2386

74.      Distributions per share for which record date passed during the period
B) 1. Capital gains
          Investor Class            $0.0119
          Institutional Class       $0.0119
          Advisor Class             $0.0119
          R Class                   $0.0119

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                4,406
         Institutional Class             936
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         Advisor Class                   441
         R Class                          25





77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $11.85
         Institutional Class        $11.87
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $11.83
         R Class                    $11.82

For period ending  7/31/2006
Series Number:  4

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                      322
          Institutional Class                 241
         2. Dividends for a second class of open-end company shares

         Advisor Class                         16
         R Class                                -

75.      Distributions for which record date passed during the period
B) 1. Capital gains
          Investor Class                       33
          Institutional Class                  23
          Advisor Class                         2
          R Class                               -


73.     Distributions per share for which record date passed during the period:
      1. Dividends from net investment income
          Investor Class            $0.3195
          Institutional Class       $0.3430
          2. Dividends from a second class of open-end company shares
          Advisor Class             $0.2912
          R Class                   $0.2592


76.      Distributions per share for which record date passed during the period
B) 1. Capital gains
          Investor Class            $0.0324
          Institutional Class       $0.0324
          Advisor Class             $0.0324
          R Class                   $0.0324


74U.     1. Number of shares outstanding (000's omitted)
         Investor Class             1,876
         Institutional Class        1,118
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         Advisor Class                350
         R Class                       14


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $11.96
         Institutional Class        $11.98
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $11.94
         R Class                    $11.93



For period ending 7/31/2006
Series Number:  5

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                740
          Institutional Class           123
         2. Dividends for a second class of open-end company shares
         Advisor Class                   48
         R Class                          -

72EE)    Total capital gains for which record date passed during the period
         Investor Class                  27
         Institutional Class              4
         Advisor Class                    2
         R Class                          -

73.     Distributions per share for which record date passed during the period:
         A 1. Dividends from net investment income
          Investor Class            $0.3535
          Institutional Class       $0.3745
          2. Dividends from a second class of open-end company shares

          Advisor Class             $0.3274
          R Class                   $0.3016

73.      Capital gains from which record date passed during the period

               Investor Class       $0.0130
               Institutional Class  $0.0130
               Advisor Class        $0.0130
               R Class              $0.0130


74U.     1. Number of shares outstanding (000's omitted)
         Investor Class               2,620
         Institutional Class            422
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         Advisor Class                  284
         R Class                          4


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $10.45
         Institutional Class        $10.45
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)


         Advisor Class              $10.45
         R Class                    $10.44
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